EXHIBIT 99.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                             TDI HOLDING CORPORATION
                      PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of TDI Holding Corporation for the fiscal year ending March 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of TDI Holding Corporation.





/s/ Blair Zykan
Blair Zykan
Chief Executive Officer and
Chief Financial Officer
July 15, 2003



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to TDI Holding Corporation and will be retained by TDI Holding Corporation and furnished to the Securities and Exchange Commission upon request.